                                                                    EXHIBIT 10.2

                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            SPIEKER PROPERTIES, L.P.


           This First Amendment ("First Amendment") to the Second Amended and Restated Agreement of Limited Partnership of Spieker Properties, L.P., a California limited partnership, dated as of October 13, 1997 (the "Partnership Agreement"), is executed and made effective for all purposes as of this 3rd day of December, 1997 (the "Effective Date"), by and between Spieker Properties, Inc., a Maryland corporation, the General Partner of the Partnership, and those Persons identified on Schedule 1 attached hereto (the "WCB Limited Partners").

           WHEREAS, Section 4.3 of the Partnership Agreement provides that the General Partner may, without the consent of any Limited Partner, from time to time, cause the Partnership to issue Additional Units to a Person in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including, without limitation, rights, powers and duties senior to the Limited Partners' Partnership Interests, and, if necessary, admit such Person as an Additional Limited Partner, in exchange for the Capital Contribution by such Person of cash and/or property;

           WHEREAS, pursuant to the terms of that certain Agreement of Purchase and Sale dated as of September 15, 1997 between the Partnership, as "Buyer," and the WCB Limited Partners and certain other Persons, as "Seller" (as amended from time to time, the "WCB Purchase Agreement"), the WCB Limited Partners are concurrently herewith making the Capital Contribution to the Partnership of certain real, personal and intangible property described in the WCB Purchase Agreement as the "December Properties" and generally described on Schedule 2 attached hereto (the "WCB Capital Contribution");

           WHEREAS, the General Partner and the WCB Limited Partners desire to enter into this First Amendment to set forth the terms and conditions on which the WCB Limited Partners shall make the WCB Capital Contribution and to amend certain other provisions of the Partnership Agreement as set forth herein;

           NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1.    Definitions.

                 (a) Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Partnership Agreement.

                 (b) Section 1.1 of the Partnership Agreement is hereby amended to add the following defined terms and phrases:

                 "Majority-In-Interest of the WCB Limited Partners" shall mean WCB Limited Partner(s) who hold in the aggregate more than fifty percent (50%) of the Percentage Interests then allocable to and held by the WCB Limited Partners.

                 "Standard Partnership Units" shall mean all Partnership Units other than WCB Partnership Units.

                 "Standard Percentage" shall mean, with respect to any Partner, the percentage determined by dividing the number of Standard Partnership Units owned by such Partner by the total number of Standard Partnership Units then outstanding.

                 "WCB Cash Amount" shall mean the amount of cash equal to the product of the Closing Price (calculated, in the case of the exercise of WCB Rights, on the date on which the WCB Exercise Notice is delivered to the General Partner) multiplied by the WCB Common Stock Amount.

                 "WCB Common Stock Amount" shall mean the number of shares of Common Stock equal to the product of (i) the number of WCB Partnership Units offered for conversion by a WCB Limited Partner pursuant to its exercise of WCB Rights, multiplied by (ii) the WCB Conversion Coefficient; provided, however, that in the event the General Partner issues to all holders of Common Stock rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase additional Common Stock, or any other securities or property of the General Partner, the value of which is not included in the first sentence of the definition of Closing Price of the shares of Common Stock (collectively, "additional rights"), then the Common Stock Amount shall also include such additional rights that a holder of that number of shares of Common Stock would be entitled to receive.

                 "WCB Conversion Coefficient" shall mean 0.90909.

                 "WCB Exercise Notice" shall mean a notice in the form attached hereto as Schedule 3.

                 "WCB Limited Partners" shall have the meaning provided in the introductory paragraph of this First Amendment.

                 "WCB Partnership Unit Issue Price" shall mean $37.36.

                 "WCB Partnership Units" shall mean the Additional Units to be received by the WCB Limited Partners in exchange for the WCB Capital Contribution, which WCB Partnership Units shall include the right to receive certain preferential distributions and additional rights as set forth in this First Amendment, provided that, upon the conversion of any of such Additional Units into Standard Partnership Units in accordance with the provisions of
Section 4.13 below, such Additional Units shall no longer be deemed WCB Partnership Units hereunder.

                 "WCB Per Diem Preferred Return Amount" shall mean $.006909.

                 "WCB Preferred Return" shall mean, with respect to any calendar day, (i) the number of WCB Partnership Units outstanding as of the close of business on the preceding business day multiplied by (ii) WCB Per Diem Preferred Return Amount.

                 "WCB Redemption Amount" shall have the meaning set forth in
Section 4.12 hereof.

                 "WCB Redemption Notice" shall have the meaning set forth in
Section 4.12 hereof.

                 "WCB Rights" shall have the meaning set forth in Section 11.3 hereof.

                 "WCB Standard Unit Conversion Notice" shall have the meaning set forth in Section 4.13 hereof.

            2. Pursuant to Section 4.7 of the Partnership Agreement, each of the WCB Limited Partners is hereby admitted to the Partnership as a Limited Partner, and the names of the WCB Limited Partners are hereby recorded in the books and records of the Partnership, effective as of the date first written above. By executing this First Amendment, the General Partner hereby consents to the admission of the WCB Limited Partners as Limited Partners in the Partnership.

            3. The Partnership hereby issues to the WCB Limited Partners the respective number of WCB Partnership Units set forth adjacent to the name of each of the WCB Limited Partners on Schedule 4 attached hereto.

            4. Each of the WCB Limited Partners hereby agrees to be subject and bound at all times to all of the terms and conditions of the Partnership Agreement, as now in effect, as amended hereby or as hereafter amended. Without limitation of the foregoing, each of the WCB Limited Partners acknowledges and agrees that it is bound by Article XII of the Partnership Agreement which provides for the arbitration of disputes arising under the Partnership Agreement and is deemed to have made all of the representation, warranties, acknowledgements, waivers and agreements set forth in Sections 13.12, 13.13 and
13.14 of the Partnership Agreement.

            5. The General Partner hereby represents and warrants to the WCB Limited Partners that (i) the WCB Partnership Units are duly authorized, validly issued, fully paid and non-assessable; (ii) this First Amendment has been duly authorized, executed and delivered by the General Partner, enforceable against the General Partner in accordance with its terms; (iii) to the General Partner's knowledge, no consent, waiver, approval or authorization of, or filing, registration or qualification with or notice to, any governmental authority or any other person is required to be made, obtained or given by the General Partner or any other person in connection with the execution, delivery and performance of this First Amendment by the General Partner, except for such approvals or authorizations as have already been obtained or given; and (iv) its execution and delivery of this First Amendment and the performance of its obligations hereunder will not conflict with, result in a breach of or constitute a default (or any event that, with notice or lapse of time, or both, would constitute a default) or result in the acceleration of any obligation under any of the terms, conditions or provisions of any other agreement or instrument to which it or the Partnership is a party or by which it or the Partnership is bound or to which any of its or the Partnership's property or assets are subject, conflict with or violate any of the provisions of any statute or any order, rule or regulation or any court or governmental or regulatory agency, body or official, that would materially and adversely affect the performance of its duties hereunder.

            6. Each WCB Limited Partner hereby represents and warrants to the General Partner and the Partnership that (i) this First Amendment has been duly authorized, executed and delivered by such WCB Limited Partner, enforceable against such WCB Limited Partner in accordance with its terms; (ii) to such WCB Limited Partner's knowledge, no consent, waiver, approval or authorization of, or filing, registration or qualification with or notice to, any governmental authority or any other person is required to be made, obtained or given by such WCB Limited Partner or any other person in connection with the execution, delivery and performance of this First Amendment by such WCB Limited Partner, except for such approvals or authorizations as have already been obtained or given; and (iii) its execution and delivery of this First Amendment and the performance of its obligations hereunder will not conflict with, result in a breach of or constitute a default (or any event that, with notice or lapse of time, or both, would constitute a default) or result in the acceleration of any obligation under any of the terms, conditions or provisions of any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets are subject, conflict with or violate any of the provisions of any statute or any order, rule or regulation or any court or governmental or regulatory agency, body or official, that would materially and adversely affect the performance of its duties hereunder.

            7. Section 4.3(b)(i) of the Partnership Agreement is hereby amended by inserting the words "or in connection with any of the WCB Limited Partners exercise of the WCB Rights" immediately after the words "Article XI hereof" in each of the two places where the words "Article XI hereof" appear in said Section.

            8. A new Section 4.3(b)(ii) is hereby added to the Partnership Agreement as follows, and the existing Section 4.3(b)(ii) is hereby renumbered as Section 4.3(b)(iii):

                 (ii) the Additional Partnership Units or additional Partnership Interests are issued in connection with the General Partner's redemption of WCB Additional Units and the payment of the WCB Redemption Amount pursuant to and in accordance with Section 4.12 below; or

            9. A new Section 4.12 is hereby added to the Partnership Agreement as follows:

                 4.12 Redemption of WCB Partnership Units. The General Partner shall have the right at any time and from time to time after December 3, 2002, by delivering written notice (the "WCB Redemption Notice") to all or a portion of the WCB Limited Partners, to cause the Partnership to redeem all or a portion of the WCB Partnership Units then held by such WCB Limited Partners as specified in such WCB Redemption Notice (unless a WCB Standard Unit Conversion Notice has previously been delivered with respect to such WCB

      Partnership Units in accordance with Section 4.13 below) for an amount equal to the product of (i) the WCB Partnership Unit Issue Price multiplied by (ii) the number of WCB Partnership Units so specified (the "WCB Redemption Amount"). The closing of the redemption of such WCB Partnership Units shall, unless otherwise mutually agreed, be held at the principal offices of the General Partner, on the date agreed to by the General Partner and such WCB Limited Partners, which date shall in no event occur later than the date that is ten (10) days after the date on which the General Partner delivers the WCB Redemption Notice. At such closing, the General Partner shall deliver the WCB Redemption Amount in immediately available funds to such WCB Limited Partners and each such WCB Limited Partner shall deliver to the General Partner certificates or other instruments in form satisfactory to the General Partner evidencing such WCB Partnership Units together with a duly executed certificate in the form attached hereto as Exhibit H.

            10. A new Section 4.13 is hereby added to the Partnership Agreement as follows:

                 4.13 Conversion of WCB Partnership Units into Standard Partnership Units. Each WCB Limited Partner shall have the right, at any time and from time to time after May 3, 1998 and prior to the General Partner's delivery of a WCB Redemption Notice, by delivering written notice (the "WCB Standard Unit Conversion Notice") to the General Partner, to convert all or a portion of the WCB Partnership Units then held by such WCB Limited Partner as specified in such WCB Standard Unit Conversion Notice into that number of Standard Partnership Units equal to the product of (i) the WCB Conversion Coefficient multiplied by (ii) the number of WCB Partnership Units so specified, which conversion shall be deemed effective on the date (the "Effective Date of Conversion") that is five (5) business days after the General Partner's receipt of the WCB Standard Unit Conversion Notice or such other date mutually agreed upon by the General Partner and such WCB Limited Partner. Upon the Effective Date of Conversion, such WCB Limited Partner shall no longer be entitled to exercise the WCB Rights with respect to the WCB Partnership Units so converted (but shall be entitled to exercise such WCB Rights with respect to any WCB Partnership Units not so converted), but shall possess the Rights with respect to such Standard Partnership Units on the terms and subject to the conditions and restrictions contained in Exhibit C to this Agreement, provided that, notwithstanding anything to the contrary provided in this Agreement (including, without limitation, Exhibit C thereto), such WCB Limited Partner shall not be permitted to exercise Rights for less than five thousand (5,000) Standard Partnership Units (or, if such WCB Limited Partner holds less than five thousand (5,000) Standard Partnership Units, all of the Standard Partnership Units held by such WCB Limited Partner).

            11. Section 6.2(a)(i) of the Partnership Agreement is hereby deleted in its entirety, and the following is hereby substituted in the place thereof:

                 (i) First, pro rata (in the proportion that amounts due and unpaid pursuant to each of clause (x) and clause (y) bear to the total amounts due and unpaid pursuant to both clause (x) and clause (y) in the aggregate) (x) to the General Partner, on account of the Preferred Interest and the Series B Cumulative Redeemable Preferred Interest on a pro rata basis, until the total amount of distributions made to the General Partner pursuant to this subparagraph (i) equals the total amount of accrued but unpaid dividends (if any) on the Series A Preferred Stock and the Series B Cumulative Redeemable Preferred Stock as of the date of such distribution and (y) to the WCB Limited Partners, an amount equal to the sum of [1] the WCB Preferred Return as to such period plus [2] the accrued but unpaid WCB Preferred Return in respect of any prior period;

            12. Section 6.2(a)(iii) of the Partnership Agreement is hereby deleted in its entirety, and the following is hereby substituted in the place thereof:

                 (iii) Next, to the Partners holding Standard Partnership Units, pro rata in accordance with such Partners' then Standard Percentages.

            13. A new Section 11.3 is hereby added to the Partnership Agreement as follows:

                 11.3 WCB Rights. The WCB Limited Partners shall have the right, but not the obligation (such right sometimes referred to herein as the "WCB Rights"), to convert all or a portion of their WCB Partnership Units into shares of Common Stock, at any time or from time to time after May 3, 1998 and prior to the earlier of (i) the fiftieth (50th) anniversary of the Completion of the Offering or (ii) the date on which the General Partner delivers a WCB Redemption Notice with respect to such WCB Partnership Units, on the terms and subject to the conditions contained in Exhibit G attached hereto. The WCB Rights granted hereunder may be exercised by any one or more of the WCB Limited Partners, on the terms and subject to the conditions and restrictions contained in attached Exhibit G, upon delivery to the General Partner of a WCB Exercise Notice, which notice shall specify the number of WCB Partnership Units to be converted by such WCB Limited Partner. Once delivered, the WCB Exercise Notice shall be irrevocable, subject to the issuance of shares of Common Stock by the General Partner in respect of such WCB Partnership Units, all in accordance with the terms of attached Exhibit G. Notwithstanding anything to the contrary provided in this Agreement, none of the WCB Limited Partners shall have the right to exercise their WCB Rights with respect to all or any portion of the WCB Partnership Units prior to May 3, 1998.

            14. A new Section 13.7(c) is hereby added to the Partnership Agreement as follows:

                 (c) Notwithstanding anything to the contrary provided in
      Section 13.7(a) or (b) above, this Agreement may not be amended except by a written instrument signed by the General Partner (and approved on behalf of the

      General Partner by at least a majority of its directors who are not Limited Partners or Affiliates of the General Partner or any of the Limited Partners) and a Majority-In-Interest of the WCB Limited Partners if such amendment would: (i) amend any of the distribution or liquidation provisions of this Agreement such that the WCB Partnership Units fail to rank pari passu with any existing or future preferred Partnership Interest granted to the General Partner, any Additional Partner or any other Person, (ii) alters or modifies the WCB Rights set forth in Section 11.2 in a manner adverse to such Partner, or (iii) amends any provision of this
      Section 13.7(c).

            15. Exhibit B to the Partnership Agreement is hereby deleted in its entirety, and Exhibit B attached hereto is hereby inserted in the place thereof.

            16. Exhibit F to the Partnership Agreement is hereby amended to add the addresses for the WCB Limited Partners that are set forth on Schedule 5 attached hereto.

            17. The Partnership Agreement is hereby amended by adding a new Exhibit G in the form attached to this First Amendment.

            18. The Partnership Agreement is hereby amended by adding new Exhibits H and H-1 in the respective forms attached to this First Amendment.

            19. This First Amendment may be executed in two or more counterparts, each of which shall be deemed originals, and all of which taken together shall constitute one instrument. By executing this First Amendment below, each signatory hereby agrees that a facsimile signature shall be deemed to have the same effect as an original signature.

            20. This First Amendment shall be governed by and construed in conformity with the laws of the State of California.

            21. Except as specifically provided herein, the Partnership Agreement shall remain in full force and effect.

            22. To the extent that the WCB Purchase Agreement provides that the parties obligations thereunder shall survive the Closing (as defined in the WCB Purchase Agreement), such provisions of the WCB Purchase Agreement and the parties obligations thereunder shall not be merged into the provisions of this First Amendment and shall survive the execution and delivery of this First Amendment.

            IN WITNESS WHEREOF, this First Amendment is hereby entered into among the undersigned parties as of the Effective Date.

                    GENERAL PARTNER: SPIEKER PROPERTIES, INC.
                                     a Maryland corporation


                                     By: /s/ [SIG]
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------

            NEW LIMITED PARTNERS:    WCB II-S BRD LIMITED PARTNERSHIP, a
                                     Delaware limited partnership

                                     By:   WCB II-S BRD Gen-Par, Inc., a
                                           Delaware corporation,
                                           its General Partner


                                           By: /s/ [SIG]
                                              ----------------------------------
                                              Name:  Edward M.
                                              Title: V.P.


                                     WHAMC REAL ESTATE LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     By:   WHAMC Gen-Par, Inc., a Delaware
                                           corporation, its General Partner


                                     By: /s/ [SIG]
                                        ----------------------------------------
                                        Name: Edward M. S
                                        Title: V.P.

                                     WCB TWENTY-SIX LIMITED PARTNERSHIP,
                                     a Delaware limited partnership

                                     By:  WCB Twenty-Six, Inc.,
                                          a Delaware corporation,
                                          its General Partner


                                           By: /s/ [SIG]
                                              ----------------------------------
                                              Name:  Edward M.
                                              Title: V.P.


                                     WCB TWENTY-SEVEN LIMITED PARTNERSHIP,
                                     a Delaware limited partnership

                                     By:  WCB Twenty-Seven, Inc.,
                                          a Delaware corporation,
                                          its General Partner


                                           By: /s/ [SIG]
                                              ----------------------------------
                                              Name:  Edward M.
                                              Title: V.P.


                                     WCB NINE LIMITED PARTNERSHIP,
                                     a Delaware limited partnership

                                     By:  WCB Nine, Inc.,
                                          a Delaware corporation,
                                          its General Partner


                                           By: /s/ [SIG]
                                              ----------------------------------
                                              Name:  Edward M.
                                              Title: V.P.

                                                   Schedule I to First Amendment

                          List of WCB Limited Partners
                          ----------------------------

WCB II-S BRD Limited Partnership
WHAMC Real Estate Limited Partnership
WCB Twenty-Six Limited Partnership
WCB Twenty-Seven Limited Partnership
WCB Nine Limited Partnership

                                                   Schedule 2 to First Amendment

                    Description of WCB Capital Contribution
                    ---------------------------------------

          WCB Limited Partner             Description of WCB Capital Contribution
---------------------------------------   ---------------------------------------
   WCB II-S BRD Limited Partnership       Fremont 3
                                          LSI Logic
                                          Oak Creek I
                                          Oak Creek H
                                          Santa Clara Office
                                          Sorrento Tech I, H, III
                                          Westridge I
   WHAMC Real Estate Limited Partnership  Pacific Corporate Park
   WCB Twenty-Six Limited Partnership     Stadium Towers Plaza Land
   WCB Nine Limited Partnership           Wilsonville Business Center
   WCB Twenty-Seven Limited Partnership   Wilsonville Land


                                                   Schedule 3 to First Amendment


                           Form of WCB Exercise Notice
                           ---------------------------


To:  Spieker Properties, Inc.

          Reference is made to that certain Second Amended and Restated Agreement of Limited Partnership of Spieker Properties, L.P. dated as of October 13, 1997 (as amended, the "Partnership Agreement"), among Spieker Properties, Inc., a Maryland corporation, the undersigned, and certain other persons, governing that certain California limited partnership known as Spieker Properties, L.P. (the "Partnership"). Capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to Section 11.3 of the Partnership Agreement and Exhibit G to the Partnership Agreement, each of the undersigned, being a WCB Limited Partner of the Partnership, hereby elects to exercise its WCB Rights as to the number of WCB Partnership Units specified opposite its signature below:



Exercising WCB                                          Number of WCB
Limited Partner                                         Partnership Units



                 ----------------------------------------------
                 Printed Name of Exercising WCB Limited Partner



                 ----------------------------------------------
                   Signature of Exercising WCB Limited Partner



                 ----------------------------------------------
                                      Date

                                                   Schedule 4 to First Amendment

                       Allocation of WCB Partnership Units

           WCB Limited Partners                           WCB Partnership units
           --------------------                           ---------------------
    WCB II-S BRD Limited Partnership                              897,089
    WHAMC Real Estate Limited Partnership                         288,851
    WCB Twenty-Six Limited Partnership                             55,674
    WCB Nine Limited Partnership                                  721,993
    WCB Twenty-Seven Limited Partnership                           43,888

                                                                ---------
                                          TOTAL                 2,007,495
                                                                =========

                                                   Schedule 5 to First Amendment

                        Addresses of WCB Limited Partners
                        ---------------------------------

          WCB Limited Partners                           Address
          --------------------                           -------
WCB II-S BRD Limited Partnership           450 Newport Center Drive
WHAMC Real Estate Limited Partnership      Suite 304
WCB Twenty-Six Limited Partnership         Newport Beach, California 92660-7640
WCB Nine Limited Partnership
WCB Twenty-Seven Limited Partnership

                                    EXHIBIT B
                                   ALLOCATIONS

1. Allocation of Net Income and Net Loss.

           (a) Net Income. Except as otherwise provided herein, Net Income for any fiscal year or other applicable period shall be allocated in the following order and priority:

                 (1) First, to the Partners, until the cumulative Net Income allocated pursuant to this Subparagraph l(a)(1) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to Subparagraphs l(b)(3) and (4) hereof for all prior periods, among the Partners in the reverse order that such Net Loss was allocated (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors in interest of such Partners);

                 (2) Second, to the General Partner and the WCB Limited Partners, until the cumulative Net Income allocated pursuant to this Subparagraph 1 (a)(2) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to Subparagraph 1 (b)(2) hereof for all prior periods;

                 (3) Third, in equal priority, (x) to the General Partner until the cumulative amount of Net Income allocated pursuant to this Subparagraph 1
(a)(3), Subparagraph 1 (a)(3) of Exhibit E to the First Restated Agreement as in effect immediately prior to the Fourth Amendment thereto and Subparagraph 1
(c)(1)(iii) of Exhibit E to the First Restated Agreement as in effect immediately prior to the Third Amendment thereto equals the total amount of dividends paid on the Series A Preferred Stock as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on any Series A Preferred Stock issued and outstanding as of such date, plus the total amount of dividends paid on the Series B Cumulative Redeemable Preferred Stock as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on any Series B Cumulative Redeemable Preferred Stock issued and outstanding as of such date, plus the total amount of dividends paid on the Series C Cumulative Redeemable Preferred Stock as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on any Series C Cumulative Redeemable Preferred Stock issued and outstanding as of such date, and (y) to the WCB Limited Partners until the cumulative amount of Net Income allocated pursuant to this Subparagraph 1 (a)(3) equals the total amount of distributions made to the WCB Limited Partners pursuant to Section 6.2(a)(i) of this Agreement;

                 (4) Fourth, to the General Partner on account of the Common B Interest and the Common C Interest, an amount equal to the sum of (x) $0.0625 per annum multiplied by the number of shares issued and outstanding of Class B Common Stock, plus (y) $0.05 per annum multiplied by the number of shares issued and outstanding of Class C Common Stock, prorated on a daily basis over each calendar year, and adjusted, as appropriate, to reflect any variance in the number of such shares issued and outstanding from time to time; and

                 (5) Thereafter, the balance of the Net Income, if any, shall be allocated to the Partners holding Standard Partnership Units in accordance with their respective Standard Percentages.

           (b) Net Loss. Net Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:

                 (1) First, to the Partners (other than the WCB Limited Partners with respect to their WCB Partnership Units) in accordance with their respective Standard Percentages until the Capital Account balances of the Limited Partners (other than the WCB Limited Partners with respect to their WCB Partnership Units) are reduced to zero (for purpose of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts);

                 (2) Second, to the General Partner and the WCB Limited Partners (to the extent of their WCB Partnership Units), in proportion to their positive Capital Account balances, until their Capital Account balances have been reduced to zero (for purpose of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts);

                 (3) Thereafter, to the Partners holding Standard Partnership Units in accordance with their then Standard Percentages; and

                 (4) Notwithstanding the preceding provisions of this Subparagraph 1 (b), to the extent that any Net Loss allocated to a Partner under Subparagraph 1 (b) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Loss relates, such Net Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage Interests.

           (c) Book-Up and Capital Account Adjustments. On any day on which Series A Preferred Stock is redeemed or converted into Common Stock or the Series B Cumulative Redeemable Preferred Stock is redeemed or the Series C Cumulative Redeemable Preferred Stock is redeemed or any WCB Partnership Units are converted into Standard Partnership Units, the Partnership may, in the discretion of the General Partner, adjust the Gross Asset Values of all Partnership assets to equal their respective gross fair market values and shall allocate the amount of such adjustment as Net Income or Net Loss pursuant to Paragraph 1 (a) hereof

2.    Special Allocations.

           Notwithstanding any provisions of Paragraph 1 of this Exhibit B, the following special allocations shall be made in the following order:

           (a) Minimum Gain Chargeback (Nonrecourse Liabilities). If there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year (except as a result of conversion or refinancing of Partnership indebtedness, certain capital contributions or revaluation of the Partnership property as further outlined in Regulation Sections 1.704-2(d)(4), (f)(2) or (f)(3)), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in Partnership Minimum Gain. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(f). This Paragraph 2(a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this Paragraph 2(a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

           (b) Minimum Gain Attributable to Partner Nonrecourse Debt. If there is a net decrease in Minimum Gain Attributable to Partner Nonrecourse Debt during any fiscal year (other than due to the conversion, refinancing or other change in the debt instrument causing it to become partially or wholly nonrecourse, certain capital contributions, or certain revaluations of Partnership property as further outlined in Regulation Section 1.704-2(i)(4)), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(i)(4) and (j)(2). This Paragraph 2(b) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this Paragraph 2(b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

           (c) Qualified Income Offset. In the event a Limited Partner unexpectedly receives any adjustments, allocations or distributions described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6), and such Limited Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible. This Paragraph 2(c) is intended to constitute a "qualified income offset" under Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

           (d) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Percentage Interests.

           (e) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any fiscal year or other applicable period shall be specially allocated to the Partner that bears the economic risk of loss for the debt (i.e., the Partner Nonrecourse Debt) in respect of which such

Partner Nonrecourse Deductions are attributable (as determined under Regulation
Section 1.704-2(b)(4) and (i)(l)).

                (f) Curative Allocations. It is the intent of the Partnership that, to the extent possible, the Capital Account balances of the Partners be in the following relationship: (1) first, the Capital Account of the General Partner should be at least equal to $25.00 multiplied by the number of issued and outstanding shares of Series A Preferred Stock, Series B Cumulative Redeemable Preferred Stock and Series C Cumulative Redeemable Preferred Stock, and the Capital Accounts of the WCB Limited Partners should be at least equal to the WCB Partnership Unit Issue Price multiplied by the number of issued and outstanding WCB Partnership Units; and (2) second, the Limited Partners' (other than the WCB Limited Partners with respect to their WCB Partnership Units) Capital Account balances and the General Partner's Capital Account balance in excess of the product described in clause (1) above should be in proportion to their Standard Percentages. Thus, items of "book" income, gain, loss, and deduction shall be allocated among the Partners so that, to the extent possible, the resulting Partners' Capital Account balances bear this relationship. This Paragraph 2(f) is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith. For purposes hereof, "Regulatory Allocations" shall mean the allocations provided under Subparagraph 1(b)(2) and this Paragraph 2 (save Subparagraphs 2(d) and (f) hereof).

                (g) Merit Plan. To the extent that the Partnership recognizes income or gain or is entitled to deduction, expense or loss with respect to transfers of interests pursuant to the Merit Plan, all such items shall be allocated among the Limited Partners in accordance with the Merit Plan.

3.    Tax Allocations.

                (a) Generally. Subject to Paragraphs 3(b) and (c) below, items of income, gain, loss, deduction and credit to be allocated for income tax purposes (collectively, "Tax Items") shall be allocated among the Partners on the same basis as their respective book items.

                (b) Sections 1245/1250 Recapture. If any portion of gain from the sale of property is treated as gain which is ordinary income by virtue of the application of Code Section 1245 or 1250 ("Affected Gain"), then (A) such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated and (B) other Tax Items of gain of the same character that would have been recognized, but for the application of Code Sections 1245 and/or 1250, shall be allocated away from those Partners who are allocated Affected Gain pursuant to Clause (A) so that, to the extent possible, the other Partners are allocated the same amount, and type, of capital gain that would have been allocated to them had Code Sections 1245 and/or 1250 not applied; provided, however, that the net amount of Tax Items allocated to each Partner shall be the same as if this Paragraph 3(a) did not exist. For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Income and Net Loss for such respective period.

                (c) Allocations Respecting Section 704(c) and Revaluations. If any Partnership property is subject to Code Section 704(c) or is reflected in the Capital Accounts of the Partners and on the books of the Partnership at a book value that differs from the adjusted tax basis of such property, then the tax items with respect to such property shall, in accordance with the requirements of Regulations Section 1.704-1(b)(4)(i), be shared among the Partners in a manner that takes account of the variation between the adjusted tax basis of the applicable property and its book value in the same manner as variations between the adjusted tax basis and fair market value of property contributed to the Partnership are taken into account in determining the Partners' share of tax items under Code Section 704(c). The General Partner is authorized to choose any reasonable method permitted by the Regulations pursuant to Code Section 704(c), including the "remedial" method, the "curative" method and the "traditional" method.

                (d) Code Section 752 Specification. Pursuant to Regulations
Section 1.752-3, the interest of the Partners holding Standard Partnership Units in Partnership profits for purposes of determining the Partners' shares of excess nonrecourse liabilities shall be their Standard Percentages.

                                    EXHIBIT G

                                WCB RIGHTS TERMS

           The WCB Rights shall be subject to the following terms and conditions:

            1. DELIVERY OF WCB EXERCISE NOTICES. Any one or more WCB Limited Partners possessing WCB Rights may deliver to the General Partner a WCB Exercise Notice pursuant to which such WCB Limited Partners elect to exercise their WCB Rights to convert all or any portion of their WCB Partnership Units into shares of Common Stock, provided, however, no WCB Limited Partner shall be entitled to exercise its WCB Rights to the extent that, upon exercise of its WCB Rights, such WCB Limited Partner, together with its Affiliates, in the aggregate, would Beneficially Own shares of Common Stock (including shares of Common Stock to be issued in connection with the exercise of such WCB Rights) in excess of the Ownership Limit.

            2. FREQUENCY OF EXERCISE; SIZE OF EXERCISE. Each WCB Limited Partner shall be permitted to deliver up to four (4) separate WCB Exercise Notices per calendar year. Without the prior written consent of the General Partner, which consent may be withheld in its sole and absolute discretion, no WCB Limited Partner may exercise WCB Rights for less than five thousand (5,000) WCB Partnership Units or, if such WCB Limited Partner holds less than five thousand (5,000) WCB Partnership Units, all of the WCB Partnership Units held by such WCB Limited Partner.

            3. COMPUTATION OF CONSIDERATION. With respect to the exercise of WCB Rights, the consideration payable for the WCB Partnership Units shall be the issuance by the General Partner of the WCB Common Stock Amount.

            4. CLOSING. The closing of the exercise of the WCB Rights shall, unless otherwise mutually agreed, be held at the principal offices of the General Partner, on the date agreed to by the General Partner and the exercising WCB Limited Partner, which date shall in no event occur later than the date that is ten (10) days after the date on which such WCB Limited Partner delivers the WCB Exercise Notice. At such closing, the General Partner shall deliver a stock certificate or certificates representing the WCB Common Stock Amount and evidencing the Common Stock to be issued and registered in the name of such WCB Limited Partner or its designee and such WCB Limited Partner shall deliver to the General Partner certificates or other instruments in form satisfactory to the General Partner evidencing such WCB Partnership Units together with a certificate in the form attached hereto as Exhibit H-1.

            5. TERM OF WCB RIGHTS. Unless sooner terminated, the rights of the parties with respect to the WCB Rights shall commence as of May 3, 1998 and lapse for all purposes and in all respects on the fiftieth (50th) anniversary of the Completion of the Offering; provided, however, that the parties hereto shall continue to be bound by a WCB Exercise Notice delivered to the General Partner prior to such anniversary.

            6. COVENANTS OF THE GENERAL PARTNER. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

            (a) At all times during the pendency of the WCB Rights, the General Partner shall reserve for issuance such number of shares of Common Stock as may be necessary to enable the General Partner to issue such shares in exchange for all of the WCB Partnership Units held by WCB Limited Partners which are from time to time outstanding.

            (b) As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Common Stock issued to WCB Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

            (c) During the pendency of the WCB Rights, the WCB Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to its stockholders generally.

            (d) Under no circumstances shall the General Partner (i) declare any stock dividend, stock split, stock distribution, extraordinary dividend, distribution of assets or the like or (ii) in connection with a takeover defense measure or a recapitalization issue or sell any shares of Common Stock or other equity securities or any instrument convertible into any equity security for consideration that is substantially less than fair value of such Common Stock or other equity security (it being agreed that any determination of fair value by the Board of Directors of the General Partner shall conclusively establish the fair value thereof), unless in either circumstance fair and equitable arrangements are provided, to the extent necessary, to fully adjust, and to avoid any dilution in, the rights of WCB Limited Partners under this Agreement.

            (e) Notwithstanding anything to the contrary provided in this Agreement (including, without limitation, this Exhibit G, in the event that the issuance of Common Stock upon exercise of any WCB Limited Partner's WCB Rights would disqualify the General Partner from being characterized as a REIT, the General Partner shall have the right to, and shall be required to, pay to such WCB Limited Partner by cashier's check or wire transfer of immediately available funds the WCB Cash Amount in lieu of the WCB Common Stock Amount.

            7. WCB LIMITED PARTNER'S COVENANT. Each WCB Limited Partner covenants and agrees with the General Partner that all WCB Partnership Units tendered to the General Partner in accordance with the exercise of WCB Rights herein provided shall be delivered to the General Partner free and clear of all Liens, and should any Liens exist or arise with respect to such WCB Partnership Units, the General Partner shall be under no obligation to acquire the same. Each WCB Limited Partner further agrees that, in the event any state or local property transfer tax or sales tax is payable as a result of the transfer of its WCB Partnership

Units to the General Partner (or its designee), such WCB Limited Partner shall assume and pay such transfer and/or sales tax.

                                    EXHIBIT H

                     FORM OF WCB LIMITED PARTNER CERTIFICATE
                                  (REDEMPTION)


            Reference is made to that certain Second Amended and Restated Limited Partnership Agreement of Spieker Properties, L.P., dated as of October 13, 1997 (as amended from time to time, the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Partnership Agreement.

            Pursuant to Section 4.12 of the Partnership Agreement, and in connection with the General Partner's delivery to the undersigned of the WCB Redemption Amount, the undersigned hereby represents and warrants to the General Partner that the undersigned has the authority to sell, transfer and convey to the General Partner all of its right, title and interest in and to the WCB Partnership Units specified in the WCB Redemption Notice dated __________, 2
___ and that such WCB Partnership Units are being sold, transferred and conveyed to the General Partner free and clear of all Liens.

            IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of this ________ day of _________ , 2___.

                                        WCB____________ LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By: WCB_______  ,Inc.,
                                            a Delaware corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT H-1

                     FORM OF WCB LIMITED PARTNER CERTIFICATE
                                  (WCB RIGHTS)


            Reference is made to that certain Second Amended and Restated Limited Partnership Agreement of Spieker Properties, L.P., dated as of October 13, 1997 (as amended from time to time, the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Partnership Agreement.

            Pursuant to Section 11.3 of, and Exhibit G to, the Partnership Agreement, and in connection with the General Partner's delivery to the undersigned of the WCB Common Stock Amount, the undersigned hereby represents and warrants to the General Partner that the undersigned has the authority to sell, transfer and convey to the General Partner all of its right, title and interest in and to the WCB Partnership Units specified in the WCB Exercise Notice dated ________ ,_____ and that such WCB Partnership Units are being sold, transferred and conveyed to the General Partner free and clear of all Liens.

            IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of this _______ day of ______,_____

                                        WCB LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By:   WCB ____, Inc.,
                                              a Delaware corporation


                                              By:
                                                 -------------------------------
                                              Name:
                                              Title: